As filed with the Securities and Exchange Commission on November 20, 1997
                                                     Registration No. 333-______

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                         ------------------------------

                             SUN MICROSYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

       DELAWARE                                             94-2805249
 (State of Incorporation)                               (I.R.S. Employer
                                                      Identification Number)

                              901 San Antonio Road
                              Palo Alto, CA 94303
                                 (650) 960-1300
   (Address and telephone number of Registrant's principal executive offices)

                         ------------------------------

                       1990 EMPLOYEE STOCK PURCHASE PLAN
                       1988 DIRECTORS' STOCK OPTION PLAN
                           (Full Title of the Plans)

                         ------------------------------

                                Scott G. McNealy
                                   President
                             SUN MICROSYSTEMS, INC.
                              901 San Antonio Road
                              Palo Alto, CA 94303
                                 (650) 960-1300
           (Name, address and telephone number of agent for service)

                         ------------------------------

                                    Copy to:

                              David J. Segre, Esq.
                        WILSON SONSINI GOODRICH & ROSATI
                            Professional Corporation
                               650 Page Mill Road
                        Palo Alto, California 94304-1050

                                                   CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------------------------
                                                                               Proposed
                                                                                Maximum          Proposed
                                                                Amount          Offering          Maximum               Amount of
                                                                to be          Price Per         Aggregate             Registration
 Title of Securities to be Registered                         Registered        Share(l)      Offering Price(1)            Fee
------------------------------------------------------------------------------------------------------------------------------------
 Common Stock, $.00067 par value to be issued under the
 1990 Employee Stock Purchase Plan .......................... 10,000,000       $31.375         $313,750,000.00           $95,076
 Common Stock,  $.00067 par value to be issued upon
 exercise of options  granted  under the  1988
 Directors' Stock Option Plan ...............................    600,000       $31.375          $18,825,000.00            $5,705


           Total                                              10,600,000       $31.375         $332,575,000.00          $100,781
------------------------------------------------------------------------------------------------------------------------------------

(1)  The Proposed  Maximum  Offering  Price Per Share was  estimated  pursuant to Rule 457(h) under the  Securities  Act of 1933, as amended (the "Securities  Act") solely for the purpose of calculating the registration fee. The average of the high and the low price as reported on Nasdaq on November 13, 1997, was $31.375.

     The  contents  of  the  Registrant's  Forms  S-8  Registration  Statements,
Registration No.'s 33-38220 and 33-56577,  333-01459,  33-25860, 33-51129, dated
December 14, 1990, November 23, 1994 and March 6, 1996, December 1, 1988, November 22, 1993, respectively, relating to the 1990 Employee Stock Purchase Plan and the 1988 Directors' Stock Option Plan are incorporated herein by reference.


            PART II: INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 8. Exhibits

Exhibit
Numbers                       Documents
-------                       ---------
 4.1     1990 Employee Stock Purchase Plan

 4.2     1988 Directors' Stock Option Plan

 5.1     Opinion of Counsel as to legality of securities being registered

23.1     Consent of Counsel (Contained in Exhibit 5.1)

23.2     Consent of Ernst & Young LLP, Independent Auditors

24.1     Power of Attorney (Contained in page II-3)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Sun Microsystems, Inc., a corporation organized and existing under the laws of the State of Delaware, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, State of California, on this 20th day of November, 1997.



                                           SUN MICROSYSTEMS, INC.

                                           By: /s/ MICHAEL E. LEHMAN
                                               ---------------------------------
                                               Michael E. Lehman, Vice President
                                                 and Chief Financial Officer

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Scott G. McNealy and Michael E. Lehman, jointly and severally, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration  Statement  has  been  signed  by  the  following  persons  in  the capacities and on the dates indicated.

Signature                                           Title                                                    Date
---------                                           -----                                                    ----
/s/ Scott G. McNealy                                Chairman of the Board of Directors,                      November 20, 1997
-----------------------                             President and Chief Executive Officer
Scott G. McNealy                                    (Principal Executive Officer)

/s/ Michael E. Lehman                               Vice President and Chief Financial                       November 20, 1997
-----------------------                             Officer (Principal Financial Officer)
Michael E. Lehman

/s/ George Reyes                                    Vice President and Corporate Controller                  November 20, 1997
-----------------------                             (Principal Accounting Officer)
George Reyes

/s/ L. John Doerr                                   Director                                                 November 20, 1997
-----------------------
L. John Doerr

/s/ Judith L. Estrin                                Director                                                 November 20, 1997
-----------------------
Judith L. Estrin

/s/ Robert J. Fisher                                Director                                                 November 20, 1997
-----------------------
Robert J. Fisher

/s/ Robert L. Long                                  Director                                                 November 20, 1997
-----------------------
Robert L. Long

/s/ M. Kenneth Oshman                               Director                                                 November 20, 1997
-----------------------
M. Kenneth Oshman

/s/ A. Michael Spence                               Director                                                 November 20, 1997
-----------------------
A. Michael Spence

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------
                                    EXHIBITS
                               ------------------

                       Registration Statement on Form S-8

                             SUN MICROSYSTEMS, INC.

                                November 20, 1997

                             SUN MICROSYSTEMS, INC.

                       REGISTRATION STATEMENT ON FORM S-8

                               INDEX TO EXHIBITS

Exhibit
Numbers                       Description
-------                       -----------
 4.1     1990 Employee Stock Purchase Plan

 4.2     1988 Directors' Stock Option Plan

 5.1     Opinion of Counsel as to legality of securities being registered

23.1     Consent of Counsel (Contained in Exhibit 5.1)

23.2     Consent of Ernst & Young LLP, Independent Auditors

24.1     Power of Attorney (Contained in page II-3)